Valuation results and net trading income	6 Months Ended
Jun. 30, 2018
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Valuation results and net trading income

13 Valuation results and net trading income

In the first six months of 2017, Valuation results and net trading income included DVA adjustments on own issued notes designated at fair value, amounting to EUR 28 million. In 2018, in accordance with IFRS 9, the DVA adjustments are recognised in OCI.

In the first six months of 2018, Valuation results and net trading income includes EUR 19 million related to warrants on the shares of Voya and NN Group (first six months of 2017: EUR (62) million). Reference is made to Note 2 ‘Financial assets at fair value through profit or loss’.

In the first six months of 2018, Valuation results and net trading income includes EUR 18 million CVA/DVA adjustments on trading derivatives, compared with EUR 21 million CVA/DVA adjustment in the first six months of 2017.

Interest income from trading assets for the first six months of 2018 amounted to EUR 7,195 million. Interest expense from trading liabilities for the first six months of 2018 amounted to EUR 7,223 million.